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                                                                    EXHIBIT 10.3
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                    GENERAL RELEASE AND SEVERANCE AGREEMENT
                    ---------------------------------------


   This General Release and Severance Agreement (hereinafter "Agreement") is made and entered into in San Diego, California by and between Robert L. Widerkehr (hereinafter "EMPLOYEE") and Synbiotics Corporation (hereinafter "EMPLOYER") as of July 31, 1996. (EMPLOYEE and EMPLOYER are sometimes hereinafter referred to collectively as the "Parties.")

                                    RECITALS
                                    --------

   A.  EMPLOYEE was for a period of time an employee of EMPLOYER;

   B.  EMPLOYEE's employment with EMPLOYER terminated July 31, 1996;

   C. EMPLOYEE and EMPLOYER wish to resolve permanently and amicably any and all disputes arising or which may ever arise out of EMPLOYEE's employment with EMPLOYER.

   NOW, THEREFORE, for and in consideration of the mutual agreements contained in the following paragraphs, EMPLOYER and EMPLOYEE agree as follows:

   9.  Standard Benefits.  EMPLOYER agrees to provide the following to EMPLOYEE:
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       a.  Accrued salary through July 31, 1996, less applicable tax withholding.

       b. Pay for accrued but unused vacation through July 31, 1996, in accordance with and subject to EMPLOYEE's vacation accrual plan and policies, amounting to $27,446 (310.68 hours of accrued but unused vacation) less applicable tax withholding.

       c. Reimbursement for all reasonable out-of-pocket business expenses incurred by EMPLOYEE in the course of his duties through July 31, 1996, upon submission by EMPLOYEE of appropriate expense account reports and substantiating receipts.

       d.  COBRA benefits as required by law.

   10. Additional Benefits.  EMPLOYER agrees to provide the following additional
       -------------------
benefits to EMPLOYEE, which the Parties acknowledge EMPLOYEE would not be entitled to receive but for this Agreement, in consideration for this Agreement:

       a. All of EMPLOYEE's EMPLOYER stock options shall become fully vested as of July 31, 1996, and shall remain exercisable until July 31, 1999.

       b. In respect of all obligations under EMPLOYER's management cash bonus plan for 1996, EMPLOYER shall pay EMPLOYEE on February 28, 1997 the product of $183,750 times 40% times 7/12 times the percentage of their maximum bonus which EMPLOYER's other managers receive under such plan for 1996 (less applicable tax withholding).

       c. EMPLOYER shall pay EMPLOYEE an additional $30,000 (less applicable tax withholding) on February 28, 1997.

       d. EMPLOYER shall pay EMPLOYEE an additional $5,104.17 (less applicable tax withholding) on the 15th day of each calendar month from August 1996 through July 1999.
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       e.  EMPLOYER shall procure and pay for the period of August 1, 1996 through July 31, 1997 all premiums on a term life insurance policy on and in the name of EMPLOYEE with a face value of $250,000. EMPLOYEE shall be the owner of this term life insurance policy and shall have the sole right to designate the beneficiary or beneficiaries thereof in his complete discretion.

   11. Definition of "Claims".  For purposes of this Agreement, "Claims" shall
       ----------------------
mean any and all manner of action or actions, cause or causes of action, in law or in equity, suits, debts, liens, contracts, agreements, promises, liabilities, claims, demands, losses, settlements, judgments, costs, or expenses of any nature whatsoever, whether known or unknown, fixed or contingent, which heretofore have existed or now exist or may in the future exist; provided, however, that "Claims" shall not include EMPLOYEE's rights under or arising out of this Agreement.

   12. EMPLOYEE Release.
       ----------------

       4.1 Release.  EMPLOYEE, for EMPLOYEE and for EMPLOYEE's relatives,
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spouse, legal representatives, agents, attorneys, heirs, executors, administrators, assigns and affiliates, past and present and future, and each of them, does hereby fully and forever release and discharge EMPLOYER and each of EMPLOYER's present and former shareholders, parents, subsidiaries, related entities, predecessors, successors, officers, directors, employees, agents, attorneys, partners, affiliates and assigns (collectively with EMPLOYER, the "Primary EMPLOYER Releasees"), and each of them, and the Primary EMPLOYER Releasees' spouses, relatives, heirs, executors, administrators, legal representatives, officers, directors, employees, agents, attorneys, predecessors, successors, assigns, shareholders, partners, parents, subsidiaries, related entities and affiliates, past and present, and all persons acting by, through, under, or in concert with them, or any of them (collectively, together with the Primary EMPLOYER Releasees, the "EMPLOYER Releasees"), with respect to any and all Claims which EMPLOYEE now has or may hereafter have against the EMPLOYER Releasees, or any of them, by reason of any matter, cause or thing whatsoever from the beginning of time to the date hereof. (It is expressly agreed that EMPLOYEE's rights under the agreements expressly identified in Section 9 as not being superseded are not released hereunder.)
The Parties specifically understand, acknowledge and agree that this is a full and final release, applying to all of EMPLOYEE's Claims, whether known or unknown, against the EMPLOYER Releasees, or any of them. EMPLOYEE understands and agrees that EMPLOYEE is waiving any rights EMPLOYEE may have had, now has, or in the future may have to pursue any and all remedies available to EMPLOYEE under (among other things) any employment-related causes of action, including without limitation, claims of wrongful discharge, breach of contract, claims under Title VII of the 1964 Civil Rights Act, as amended, the California Fair Employment and Housing Act, the Equal Pay Act of 1963, California Labor Code
Section 1197.5, the Age Discrimination in Employment Act of 1967, the Civil Rights Act of 1866, the Americans with Disabilities Act, and any other laws and regulations relating to employment or employment discrimination. EMPLOYEE hereby expressly and voluntarily waives all rights or benefits that EMPLOYEE might otherwise have under the provisions of Section 1542 of the Civil Code of the State of California, which provides as follows, and under all federal, state and/or common-law statutes or principles of similar effect:

   A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

This Agreement is in full accord, satisfaction and discharge of all of EMPLOYEE's Claims against the EMPLOYER Releasees, or any of them. This Agreement has been executed with the express intention of effectuating the full and final extinguishment of all such Claims.

       4.2 No Suit or Cooperation.  EMPLOYEE represents, warrants, covenants and
           ----------------------
agrees that EMPLOYEE will not, at any time hereafter, initiate, assign, maintain or prosecute, or knowingly aid in the initiation, assignment, maintenance or prosecution of any action, claim, demand or cause of action against the EMPLOYER Releasees, or any of them (or against any other person or entity, if such action, claim, demand or cause of action materially adversely affects or might materially adversely affect EMPLOYER), arising from, or relating to, or in any way connected with any Claim with respect to which EMPLOYEE has released the EMPLOYER Releasees pursuant to this Agreement. EMPLOYEE further represents and warrants that neither EMPLOYEE nor EMPLOYEE's relatives, spouse, legal representatives, agents, attorneys, assigns or affiliates, past or present, has instituted any action or claim against the EMPLOYER Releasees, or any of them, with respect to any matter. EMPLOYEE


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agrees that if EMPLOYEE violates this Section 4.2 in any manner or in any manner asserts against the EMPLOYER Releasees, or any of them, any of the Claims released hereunder, then EMPLOYEE will pay to the EMPLOYER Releasees, and each of them, in addition to any other damages caused to the EMPLOYER Releasees thereby, all attorneys' fees incurred by the EMPLOYER Releasees in defending or otherwise responding to said action, etc. or Claim.

       4.3 No Prior Assignments.  EMPLOYEE represents and warrants that there
           --------------------
has been no assignment or other transfer of any interest in any Claim which EMPLOYEE may have against the EMPLOYER Releasees, or any of them, and EMPLOYEE agrees to defend, indemnify and hold the EMPLOYER Releasees, and each of them, harmless from any liability, claims, demands, damages, costs, expenses and attorneys' fees incurred by the EMPLOYER Releasees, or any of them, as a result of any person asserting any such assignment or transfer. It is the intention of the Parties that this indemnity does not require payment as a condition precedent to recovery by the EMPLOYER Releasees under the indemnity, and that this indemnity shall be payable as incurred and on demand.

       4.4 Denial of Liability and Obligation.  This Agreement is not intended
           ----------------------------------
to and shall not constitute any admission or concession of any kind by EMPLOYER or any other person as to the existence of any liability or obligation to EMPLOYEE under any Claim. The EMPLOYER Releasees specifically deny the existence of any such liability or obligation to EMPLOYEE.

   13. Full Defense.  It is specifically understood and agreed that this
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Agreement may be pleaded as a full and complete defense to and may be used as the basis for an injunction against any action, arbitration, suit, or other proceeding which may be instituted, prosecuted or attempted in breach of this Agreement.

   14. Assumption of Risk as to Facts.  The Parties both understand that if the
       ------------------------------
facts with respect to which they are executing this Agreement are later found to be other than or different from the facts both or either of them now believe to be true, they expressly accept and assume the risk of such possible difference in fact and agree that this Agreement shall remain effective despite any difference of fact.

   15. No Outside Representations.  No representation, warranty, condition,
       --------------------------
promise, understanding or agreement of any kind with respect to the subject matter hereof has been made by any Party, nor shall any such be relied upon by any Party, except those contained herein. There were no inducements to enter into this Agreement, except for what is expressly set forth in this Agreement.

   16. Benefit.  This Agreement shall inure to the benefit of and be binding
       -------
upon the Parties and the Parties' respective spouse, agents, relatives, employees, officers, directors, shareholders, parents, subsidiaries, related entities, affiliates, attorneys, partners, legal representatives, heirs, executors, administrators, successors and assigns.

   17. Entire Agreement.  This Agreement represents and contains the entire
       ----------------
agreement and understanding between the Parties with respect to the subject matter of this Agreement (which is deemed to include, without limitation, EMPLOYEE's employment with EMPLOYER, all rights and benefits in connection therewith, all written or oral contracts relating thereto, and all matters relating to the cessation or termination of such employment), and completely supersedes any and all prior or contemporaneous agreements, understandings, arrangements, commitments, negotiations and discussions of the Parties, whether oral or written (all of which shall have no substantive significance or evidentiary effect); provided, that the Parties hereby confirm that this Agreement does not in any way supersede the Indemnification Agreement dated
               ---
November 27, 1991 between EMPLOYER and EMPLOYEE and the proprietary information and inventions Agreement dated June 13, 1991 between EMPLOYER and EMPLOYEE.
Each Party acknowledges, represents and warrants that he or it has not relied on any representation, agreement, understanding, arrangement or commitment which has not been expressly set forth in this Agreement. Each Party acknowledges, represents and warrants that this Agreement is fully integrated and not in need of parol evidence in order to reflect the intentions of the Parties. The Parties specifically intend that the literal words of this Agreement shall, alone, conclusively determine all questions concerning the Parties' intent.
This Agreement may not be amended or modified or waived except by an agreement signed by both Parties.


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   18. Counterparts.  This Agreement may be executed in counterparts, each of
       ------------
which shall be deemed an original, and all of which together shall be deemed one and the same instrument.

   19. California Law.  This Agreement is made pursuant to, and shall be
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governed by, the internal laws of the State of California.

   20. Waiver.  No waiver of any provision of this Agreement shall be binding
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unless and until set forth expressly in writing and signed by the waiving Party.
The waiver by any Party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach of the same or any other term or provision, or a waiver of any contemporaneous breach of any other term or provision, or a continuing waiver of the same or any other term or provision. No failure or delay by a Party in exercising any right, power, or privilege hereunder or other conduct by a Party shall operate as a waiver thereof, in the particular case or in any past or future case, and no single or partial exercise thereof shall preclude the full exercise or further exercise of any right, power, or privilege. No action taken pursuant to this Agreement shall be deemed to constitute a waiver by the Party taking such action of compliance with any representations, warranties, covenants or agreements contained herein.

   21. Severability.  All provisions contained herein are severable and in the
       ------------
event that any of them shall be held to be to any extent invalid or otherwise unenforceable by any court of competent jurisdiction, such provision shall be construed as if it were written so as to effectuate to the greatest possible extent the Parties' expressed intent; and in every case the remainder of this Agreement shall not be affected thereby and shall remain valid and enforceable, as if such affected provision were not contained herein.

   22. Headings.  Section headings are inserted herein for convenience of
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reference only and in no way are to be construed to define, limit or affect the construction or interpretation of the terms of this Agreement.

   23. Drafting Party.  The provisions of this Agreement have been prepared,
       --------------
examined, negotiated and revised by each Party hereto. No implication shall be drawn and no provision shall be construed against any Party by virtue of the purported identity of the drafter of this Agreement, or any portion thereof.

   24. Tax Consequences.  EMPLOYER shall have no obligation to EMPLOYEE with
       ----------------
respect to any tax obligations incurred as the result of or attributable to this Agreement or arising from any payments made or to be made hereunder. Any payments made pursuant to this Agreement shall be subject to such withholding and reports as may be required by any then-applicable laws or regulations of any state or federal taxing authority.

   25. Survival of Agreement.  The obligations of EMPLOYER in this Agreement
       ---------------------
shall not be terminated by reason of any liquidation, dissolution, bankruptcy, cessation of business or similar event involving EMPLOYER. Nor shall this Agreement be terminated by any merger, consolidation or other reorganization of EMPLOYER. In the event any such merger, consolidation or reorganization shall be accomplished by a transfer of stock, assets or otherwise, the obligations of EMPLOYER in this Agreement shall be binding upon the transferee and inure to the benefit of the surviving or resulting company or person.

   26. No Coercion.  EMPLOYEE acknowledges that EMPLOYEE was given at least
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twenty-one (21) days before the signing of this Agreement in which to consider this Agreement (including EMPLOYEE's waivers made in this Agreement). EMPLOYEE acknowledges that EMPLOYEE has read and understands this Agreement, and that EMPLOYEE has been encouraged to and has had the opportunity to consult an attorney and obtain independent legal advice regarding this Agreement, and has in fact retained attorneys and received such consultation and advice in connection with this Agreement. EMPLOYEE has not been coerced into signing this Agreement and is entering into this Agreement voluntarily and of EMPLOYEE's own free will. EMPLOYEE further acknowledges that the waivers EMPLOYEE has made in this Agreement are knowing, conscious and voluntary and are made with full appreciation that EMPLOYEE is forever foreclosed from pursuing any of the rights so waived.

   27. Temporary Right to Revoke.  EMPLOYEE understands that for a period of
       -------------------------
seven (7) days after signing this Agreement EMPLOYEE has the right to revoke it and that this Agreement shall not become effective or enforceable until after those seven (7) days.


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

   28.  Resignation.  EMPLOYEE hereby resigns as a Director of EMPLOYER and from
        -----------
all positions as an officer of EMPLOYER.

   IN WITNESS WHEREOF, the Parties have executed and delivered this General Release and Severance Agreement on and as of July 31, 1996.


                       /s/ Robert L. Widerkehr
                       -------------------------------------
                       ROBERT L. WIDERKEHR


                       SYNBIOTICS CORPORATION



                       By:  /s/ Donald E. Phillips
                          ----------------------------------
                          Donald E. Phillips, Chairman


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